Rule 497(d)


                                     FT 855


                Supplement to the Prospectus dated July 9, 2004

        Notwithstanding anything to the contrary in the Prospectus, concessions paid to dealers and other selling agents shall be increased by .15% of the sales price of such Units from the amounts set forth in the Prospectus. However, these additional concessions shall not apply to any volume sales concessions paid to eligible dealer firms or other selling agents.

October 26, 2004